Exhibit 10.5

First Amendment

to

Employment Agreement

This First Amendment to Employment Agreement (this “Amendment”) is entered into effective as of July 21, 2004, between JetBlue Airways Corporation, a Delaware corporation formerly known as New Air Corporation (the “Company”) and David Neeleman (“Executive”).

Recitals

A.                                   Executive is the Chief Executive Officer and Chairman of the Board of Directors of the Company.

B.                                     Executive became an employee of the Company on August 24, 1998.  On November 23, 1998, Executive and the Company entered into an Employment Agreement (the “Employment Agreement”), a copy of which is attached hereto as Exhibit A.   (Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Employment Agreement.)

C.                                     In the Employment Agreement, the initial “Employment Term” is defined as the period ending on December 1, 2003.

D.                                    The Employment Agreement provides for automatic one-year renewals of the initial Employment Term, unless either party delivers in advance a notice of non-renewal as provided for in the Employment Agreement.

E.                                      No such notice was delivered by either party; thus, the Employment Term has automatically been extended to December 1, 2004.

F.                                      The parties now desire to enter into this Amendment to further extend the Employment Term through August 24, 2009.

Agreement

For valuable consideration, the parties agree that the Employment Agreement is hereby amended as follows:

1.               The “Employment Term” described in Section 3.1 of the Employment Agreement is hereby defined as that period beginning on the original effective date of the Employment Agreement and ending on August 24, 2009.

Except as specifically amended above, all other provisions of the Employment Agreement shall remain in full force and effect

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

JetBlue Airways Corporation

By:	/s/ DAVID CHECKETTS

/s/ DAVID NEELEMAN
David Neeleman